                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT


     DEFINITIVE PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES


                              EXCHANGE ACT OF 1934


[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:


[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             BIG CITY BAGELS, INC.
--------------------------------------------------------------------------------
                 Name of Registrant as Specified in its Charter

--------------------------------------------------------------------------------
  (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 09-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             BIG CITY BAGELS, INC.
                               620 JOHNSON AVENUE
                            BOHEMIA, NEW YORK 11716


                                December 2, 1999


Dear Shareholder,


     You are cordially invited to attend a Special Meeting of shareholders of Big City Bagels, Inc. (the "Company") to be held on December 30, 1999, at the offices of counsel to the Company, Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, 750 Lexington Avenue, New York, NY 10022, commencing at 11:00 a.m., Eastern Standard Time. The matters to be considered and voted upon at this meeting are of great importance to your investment in, and to the future of, the Company.



     At the Special Meeting, the Company's Shareholders will be asked to consider and vote upon amending the Company's Certificate of Incorporation to
(i) increase the aggregate number of the Company's common stock, par value $.001 per share, from 25,000,000 shares to 200,000,000 shares and (ii) to change the name of the Company from Big City Bagels, Inc. to VillageWorld.com, Inc. The Board of Directors has unanimously approved the foregoing amendments and recommends that you vote FOR approval of the increase in the Company's authorized shares and the name change.



     The affirmative vote of holders of a majority of the votes cast by the holders of shares of the Company's common stock entitled to vote is required to approve the increase in the Company's authorized shares and to approve the name change. Whether or not you plan to attend the Special Meeting in person and regardless of the number of shares you own, your representation and vote are very important. Accordingly, please complete, date and sign the enclosed proxy card and promptly return it in the enclosed envelope (which requires no postage if mailed in the United States). If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy.


     We look forward to seeing you at the meeting.

                                          Very truly yours,

                                          Peter Keenan
                                          President

                             BIG CITY BAGELS, INC.
                               620 JOHNSON AVENUE
                            BOHEMIA, NEW YORK 11716

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 30, 1999



     The Special Meeting of Shareholders of BIG CITY BAGELS, INC. (the "Company") will be held at the offices of counsel to the Company, Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, on December 30, 1999, at 11:00 a.m. Eastern Standard Time, to consider and act upon the following matters:



     1. To amend the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's common stock, par value $.001 per share, from 25,000,000 shares to 200,000,000 shares.


     2. To amend the Company's Certificate of Incorporation, changing the name of the Company from Big City Bagels, Inc. to VillageWorld.com, Inc.

     3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Shareholders of record as of the close of business on November 11, 1999, will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors

                                          By: /s/ DAVID A. LEVI
                                            ------------------------------------
                                              David A. Levi,
                                               Secretary

Bohemia, New York

December 2, 1999


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                             BIG CITY BAGELS, INC.
                               620 JOHNSON AVENUE
                            BOHEMIA, NEW YORK 11716

            PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 30, 1999



     This Proxy Statement and accompanying form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of Big City Bagels, Inc. (the "Company") for use at a Special Meeting of Shareholders to be held on December 30, 1999, at the offices of counsel to the Company, Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, 750 Lexington Avenue, New York, New York 10022, at 11:00 a.m. Eastern Standard Time, and at any adjournment of that meeting (the "Special Meeting") to consider and vote upon the proposal to amend the Company's Certificate of Incorporation by (i) increasing the number of shares of authorized common stock of the Company, par value $.001 per share (the "Common Stock"), from 25,000,000 shares to 200,000,000 shares; and (ii) changing the name of the Company from Big City Bagels, Inc. to VillageWorld.com, Inc. All proxies will be voted in accordance with a shareholder's instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a shareholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Special Meeting.



     The Company intends to mail this Proxy Statement and accompanying form of proxy to shareholders on or about December 3, 1999.


VOTING SECURITIES AND VOTES REQUIRED


     The Board of Directors has fixed the close of business on November 11, 1999, as the record date for the determination of shareholders of the Company who are entitled to receive notice of, and to vote at, the Special Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Special Meeting or any and all adjournments thereof. As of November 11, 1999, the Company had issued and outstanding 16,704,036 shares of Common Stock. Such figure does not include 70,124,976 shares of Common Stock issuable upon conversion (at a rate of 138-to-1) of 508,152 outstanding shares of Class B Preferred Stock of the Company. Each shareholder of the Company will be entitled to one vote for each share of Common Stock registered in his or her name on the record date.



     The affirmative vote of the holders of a majority of the votes cast by the holders of shares of Common Stock entitled to vote is required to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company shall have authority to issue and to change the name of the Company to VillageWorld.com, Inc. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Special Meeting.


     Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL


                             OWNERS AND MANAGEMENT



     The following table sets forth information, as of November 11, 1999, based upon information obtained from the persons named below, regarding beneficial ownership of the Company's Common Stock by (i) each current director of the Company, (ii) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of its Common Stock, and (iii) all executive officers and directors of the Company as a group.



NAME AND ADDRESS OF                                              NUMBER OF SHARES         PERCENT
BENEFICIAL OWNER (1)(A)                                       BENEFICIALLY OWNED (2)    OF CLASS (2)
-----------------------                                       ----------------------    ------------
Nelson Braff................................................          161,000                 (*)
c/o Perrin, Holden and Davenport Capital Corp.
  5 Hanover Square
  New York, NY 10004
Edilberto R. Enriquez.......................................                0                  0
Hector M. Gavilla...........................................        1,716,198(4)             9.3%
Hector P. Gavilla...........................................        1,454,534(5)             8.0%
Peter J. Keenan.............................................        2,185,651(6)            11.5%
David A. Levi...............................................          489,715(7)             2.8%
Eli Levi....................................................        1,701,575(8)             9.2%
Roberta Levi................................................        1,701,575(8)             9.2%
Directors and Executive Officers as a group(5)..............        4,552,564(9)            21.4%


---------------

(*) Less than 1% of the Company's outstanding shares.



(A) The number of shares of Common stock beneficially owned by each person or entity is determined under the rules promulgated by the Securities and Exchange Commission. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power of investment power. The percentage of the Company's outstanding shares is calculated by including among the shares owned by such person any shares which such person or entity has the right to acquire within sixty (60) days after November 11, 1999. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.



(1) Unless otherwise provided, such person's address is at the Company's executive offices, 620 Johnson Avenue, Bohemia, New York 11716.



(2) The figures set forth in the table include shares of Common Stock held by each individual. Such figures do not include the number of shares of Common Stock issuable upon conversion of each individual's shares of Class B Preferred Stock of the Company. The holders of Class B Preferred Stock have the right, at their option, to convert such shares into Common Stock at any time provided that the Company has authorized a sufficient number of shares of Common Stock therefor. If the shareholders of the Company vote to increase the number of authorized shares of the Company's Common Stock at the Special Meeting, the Company shall therefor have a sufficient number of authorized shares of Common Stock to allow the holders of the Class B Preferred Stock to convert their stock if they so choose.



(3) Includes 34,000 shares of Common Stock issuable upon exercise of currently exercisable warrants owned by Perrin, Holden & Davenport Capital Corp. ("PHD"), a New York corporation of which Mr. Braff is an officer, director and shareholder. Also includes 125,000 shares of Common Stock issuable upon exercise of warrants granted to PHD in May, 1999, that will become exercisable on January 1, 2000. Mr. Braff disclaims beneficial ownership of the securities owned by PHD, except to the extent of his equity interest therein. Also includes 2,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(4) Includes 988,930 shares of Common Stock owned by Mr. Gavilla and 727,268 shares of Common Stock held by Mr. Gavilla, as custodian for Alexander F. Gavilla, Mr. Gavilla's minor son. Such figure does not include 58,302 shares of Class B Preferred Stock owned by Mr. Gavilla and 42,876 shares of Class B Preferred Stock held by Mr. Gavilla, as custodian for Alexander F. Gavilla, Mr. Gavilla's minor son.



(5) Such figure does not include 85,750 shares of Class B Preferred Stock owned by Hector P. Gavilla.



(6) Such figure does not include 128,854 shares of Class B Preferred Stock owned by Mr. Keenan.



(7) Such figure does not include 28,871 shares of Class B Preferred Stock owned by Mr. David A. Levi.



(8) Includes 605,928 shares of Common Stock and 35,722 shares of Class B Preferred Stock owned by Roberta Levi, Mr. Levi's spouse; 489,719 shares of Common Stock and 28,871 shares of Class B Preferred Stock held by Roberta Levi, as custodian for Shari Levi, Mr. Levi's minor daughter; and 605,928 shares of Common Stock and 35,722 shares of Class B Preferred Stock held by Mr. Eli Levi.



(9) Includes 161,000 shares of Common Stock issuable upon exercise of currently exercisable warrants and includes 4,391,568 shares of Common Stock. Such figure does not include 258,903 shares of Class B Preferred Stock.


                  PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE
        OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

                          COMMON STOCK OF THE COMPANY

                                (Proposal No. 1)

     On July 1, 1999, the Company, BCB Acquisition Corp. I ("BCB I") and BCB Acquisition Corp. II ("BCB II" and, together with the Company and BCB I, the "Big City Parties") consummated the transactions contemplated by the Agreement and Plan of Reorganization and Merger with Intelligent Computer Solutions, Inc. ("ICS"), VillageNet, Inc. ("VillageNet") and each of the shareholders of ICS and VillageNet (collectively, the "Shareholders" and, together with ICS and VillageNet, the "Target Corporation Parties"), dated May 21, 1999 and as amended on June 28, 1999 (the "Merger Agreement"). The Merger Agreement provided for the merger (the "Merger") of BCB I and BCB II with an into ICS and VillageNet, respectively, for the separate corporate existence of BCB I and BCB II to cease and for ICS and VillageNet to be the surviving corporations of the Merger, continuing after the Merger as wholly-owned subsidiaries of the Company.


     At the effective time of the Merger, (i) the 1,400 shares of the common stock of ICS, representing all of its outstanding capital stock, were converted into the right to receive 4,309,733 shares of the Company's Common Stock and
(ii) the 1,000 shares of common stock of VillageNet, representing all the outstanding capital stock of VillageNet, were converted into the right to receive 4,309,733 shares of Common Stock and 254,076 shares of Class B Preferred Stock. The holders of Class B Preferred Stock have the right to convert all of the presently outstanding 508,152 shares of Preferred Stock into an aggregate of 70,124,976 shares of Common Stock at a conversion rate of 138 shares of Common Stock for each share of Class B Preferred Stock. The holders may convert the Class B Preferred Stock, in whole or in part, at any time provided that the Company is then authorized to issue a sufficient number of shares of Common Stock therefor.



     The Certificate of Incorporation of the Company currently authorizes the Company to issue only 25,000,000 shares of Common Stock. Accordingly, the Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock the company is authorized to issue from 25,000,000 shares to 200,000,000 shares. The additional Common Stock to be authorized for issuance upon the adoption of such amendment would possess rights identical to the currently authorized Common Stock of the Company.



     As of November 11, 1999, there were issued and outstanding 16,704,036 shares of Common Stock. Upon the conversion (at a rate of 138-to-1) of the 508,152 outstanding shares of Class B Preferred Stock of the Company, there would be 86,829,012 shares of Common Stock outstanding.

     In addition to the Company's need to increase the number of authorized shares of Common Stock to provide for a sufficient number of shares available for issuance upon the exercise of the Class B Preferred Stock, an increase in the number of authorized shares of Common Stock will also enable the Company to take advantage of various potential business opportunities through the issuance of the Company's securities, including, without limitation, issuing stock dividends to existing shareholders, providing equity incentives to employees, officers or directors, establishing certain strategic relationships with other companies and expanding the Company's business or product lines through certain acquisitions of other businesses or products. The Company has not to date secured commitments to consummate any such potential business opportunities.


                AUTHORIZATION TO CHANGE THE NAME OF THE COMPANY
                           FROM BIG CITY BAGELS, INC.
                           TO VILLAGEWORLD.COM, INC.
                                (Proposal No. 2)

     Management has informed the Board of Directors that part of the Company's growth strategy is to expand its involvement in the internet service industry, and, consistent therewith, to change the name of the Company to VillageWorld.com, Inc. Accordingly, the Board of Directors, on October 15, 1999, unanimously adopted a resolution, subject to shareholder approval, authorizing the amendment of the Company's Certificate of Incorporation to change the name of the Company to VillageWorld.com, Inc.

     The Board of Directors believes that the approval of the foregoing two proposals are in the best interests of the Company and its shareholders and therefore recommends that the shareholders vote FOR such proposals.

                                 OTHER MATTERS

     Management does not know of any other matters which may come before the Special Meeting. However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, mail and personal interviews, and the Company reserves the right to compensate outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

                                          By Order of the Board of Directors,

                                          /s/ DAVID A. LEVI
                                          --------------------------------------
                                            David A. Levi,
                                             Secretary


December 2, 1999


THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 30, 1999


                             BIG CITY BAGELS, INC.


Know all men by these presents, that the undersigned hereby constitutes and appoints Peter J. Keenan and Edilberto Enriquez the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote with respect to all of the shares of the common stock of Big City Bagels, Inc., standing in the name of the undersigned at the close of business on November 11, 1999, at the Special Meeting of Shareholders of the Company to be held on December 30, 1999, at the offices of counsel to the Company, Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, 750 Lexington Avenue, New York, NY 10022, at 11:00 a.m. Eastern Standard Time, and at any and all adjournments thereof, with all the powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.


       This proxy is solicited by the Board of Directors of the Company.

               (Continued and to be signed on the reverse side.)

[X] PLEASE MARK YOUR VOTES AS THIS EXAMPLE

1. To approve the amendment of the Certificate of Incorporation of the Company increasing the aggregate number of authorized shares of Common Stock, par value $.001 per share, from 25,000,000 shares to 200,000,000 shares.

     [ ] FOR                      [ ] AGAINST                  [ ] ABSTAIN


2. To approve the amendment of the Company's Certificate of Incorporation, changing the name of the Company from Big City Bagels, Inc. to VillageWorld.com, Inc.

     [ ] FOR                      [ ] AGAINST                  [ ] ABSTAIN

3. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

     [ ] FOR                      [ ] AGAINST                  [ ] ABSTAIN

                                             The shares represented by this
                                             proxy will be voted in the manner
                                             indicated, and if no instructions
                                             to the contrary are indicated, will
                                             be voted FOR all proposals listed
                                             above. Number of shares owned by
                                             undersigned  ____________ .

                                             Dated:

                                           ----------------------------------- ,
                                             1999

                                             -----------------------------------
                                             Signature of Shareholder(s)

                                             -----------------------------------
                                             Signature of Shareholder(s)

IMPORTANT:Please sign exactly as your name or names are printed here. Executors, administrators, trustees and other persons signing in a representative capacity should give full title.